Income Taxes	2 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 3 – INCOME TAXES

As of December 31, 2014, the Company had a net operating loss carry forward of $33,079 that may be available to reduce future years’ taxable income through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. Additionally, in December 2014 the Company underwent a change in control that will likely severely limit the use of the net operating loss carryforward to offset any potential future taxable income.

As a result of the implementation of certain provisions of ASC 740 the Company performed an analysis of its previous tax filings and determined that there were no positions taken that it considered to be a material uncertainty. Therefore, there was no provision for uncertain tax positions since the Company’s inception in October 2014 through December 31, 2014. Future changes in uncertain tax positions are not expected to have an impact on the effective tax rate due to the existence of the valuation allowance.